Exhibit 99-9: Powers of Attorney
POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, as a Director of ReliaStar Life Insurance Company, do hereby appoint J. Neil McMurdie and Kimberly J. Smith and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and capacity, the Initial Registration Statement listed below and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statement filed under the Securities Act of 1933:

('33 Act number not yet assigned)

Registration Statements filed under the Investment Company Act of 1940:

811-04208

I hereby ratify and confirm on this 25th day of June, 2002, my signature as it may be signed by my said attorneys to any such Initial Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Keith Gubbay
Keith Gubbay, Director

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, as Director of ReliaStar Life Insurance Company, do hereby constitute and appoint J. Neil McMurdie and Kimberly J. Smith and each of them individually, as my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and capacity, the Initial Registration Statement and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statement filed under the Securities Act of 1933:

('33 Act number not yet assigned)

Registration Statement filed under the Investment Company Act of 1940:

811-04208

I hereby ratify and confirm on this 25th day of June, 2002, my signature as it may be signed by my said attorneys to any such Initial Registration Statement and any and all amendments thereto.

Signature/Title
/s/ P. Randall Lowery
P. Randall Lowery, Director

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, as Director of ReliaStar Life Insurance Company, do hereby constitute and appoint J. Neil McMurdie and Kimberly J. Smith and each of them individually, as my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity, the Initial Registration Statement listed below and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statement filed under the Securities Act of 1933:

('33 Act number not yet assigned)

Registration Statements filed under the Investment Company Act of 1940:

811-04208

I hereby ratify and confirm on this 25th day of June, 2002, my signature as it may be signed by my said attorneys to any such Initial Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Thomas J. McInerney
Thomas J. McInerney, Director

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, as Director and President of ReliaStar Life Insurance Company, do hereby constitute and appoint J. Neil McMurdie and Kimberly J. Smith and each of them individually, as my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and capacity, the Initial Registration Statement listed below and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statement filed under the Securities Act of 1933:

('33 Act number not yet assigned)

Registration Statements filed under the Investment Company Act of 1940:

811-04208

I hereby ratify and confirm on this 25th day of June, 2002, my signature as it may be signed by my said attorneys to any such Initial Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Chris D. Schreier
Chris D. Schreier, Director and President

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, as Director of ReliaStar Life Insurance Company, do hereby constitute and appoint J. Neil McMurdie and Kimberly J. Smith and each of them individually, as my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and capacity, the Initial Registration Statement listed below and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statement filed under the Securities Act of 1933:

('33 Act number not yet assigned)

Registration Statements filed under the Investment Company Act of 1940:

811-04208

I hereby ratify and confirm on this 25th day of June, 2002, my signature as it may be signed by my said attorneys to any such Initial Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Mark A. Tullis
Mark A. Tullis, Director

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, as Chief Accounting Officer of ReliaStar Life Insurance Company, do hereby appoint J. Neil McMurdie and Kimberly J. Smith and each of them individually, as my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name capacity, the Initial Registration Statement listed below and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statement filed under the Securities Act of 1933:

('33 Act number not yet assigned)

Registration Statements filed under the Investment Company Act of 1940:

811-04208

I hereby ratify and confirm on this 25th day of June, 2002, my signature as it may be signed by my said attorneys to any such Initial Registration Statement and any and all amendments thereto.

Signature/Title
/s/ David Wheat
David Wheat, Chief Accounting Officer